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                                                                   EXHIBIT 10.9

                           ASSIGNMENT AND BILL OF SALE


         THIS ASSIGNMENT AND BILL OF SALE (the "Assignment"), is made and entered into as of this 29th day of February, 1996, by and between LASER ATLANTA OPTICS, INC., a Georgia Corporation ("Seller"), and SPECTRX, INC., a Delaware Corporation ("Purchaser").

         WHEREAS, from time to time the Seller and the Purchaser have disagreed as to the validity of the Sellers claim to any of the Rights as described below, with the Purchaser asserting that the Seller has no such claims to the Rights and the Seller asserting that it may have such claims to the Rights, the Seller and the Purchaser agree as follows:

         In consideration of the settlement of and disagreement as to the Rights and as a condition to the payment of $10.00 and other good and valuable consideration by Purchaser to Seller, the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Seller does hereby convey, grant, sell, transfer, assign and deliver unto Purchaser, its successors and assigns forever, all of Seller's right, title, interest in and to any technology, patents, products, uses and applications related to Transdermal Monitoring and Delivery ("the Rights"), to the extent the Seller has any such claims to the Rights, as a result of the previous employment of Jonathan Eppstein by the Seller.

         2. SELLER DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES REGARDING THE ASSETS, THE LICENSE AGREEMENT, AND THE UNDERLYING TECHNOLOGY RELATING TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND PURCHASER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT, IT IS ACQUIRING THE RIGHTS, THE LICENSE AGREEMENT, AND THE UNDERLYING TECHNOLOGY ON AN "AS IS", "WHERE IS", AND "WITH ALL FAULTS" BASIS. NEITHER SELLER NOR PURCHASER SHALL NOT BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES.

         3. Purchaser and Seller each agree that it will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm, or perfect, or otherwise carry out the intent and purpose of this Assignment.

         4. This Assignment shall be binding and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

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         IN WITNESS WHEREOF, Purchase and Seller have caused this Assignment to be executed by their duly executed officers as of the date first written.


                                        "SELLER"

                                        Laser Atlanta Optics, Inc.


                                        By:  /s/ Richard L. Fowler
                                           -------------------------------
                                                 Richard L. Fowler, President



                                        "PURCHASER"

                                        SpectRx, Inc.


                                        By:  /s/ Mark A. Samuels
                                           -----------------------------
                                                 Mark A. Samuels, President


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